Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
July, 1999

Scheduled Maturity                                      12/15/99


Coupon                                                   5.3975%


Excess Protection Level
   3 Month Average   8.80%
     July, 1999  10.08%
     June, 1999   5.83%
     May, 1999  10.50%



Cash Yield                                              23.50%


Investor Charge Offs                                     5.67%


Base Rate                                                7.76%


Over 30 Day Delinquency                                  5.48%


Seller's Interest                                       75.73%


Total Payment Rate                                      12.03%


Total Principal Balance                                $2,060,468,120.17


Investor Participation Amount                          $375,000,000.00


Seller Participation Amount                            $1,560,468,120.1